                                                                     EXHIBIT 4.9


                                                         [EXECUTION COUNTERPART]

                                AMENDMENT NO. 3

          AMENDMENT NO. 3 dated as of February 1, 1995, among TERRA INDUSTRIES INC., a Maryland corporation ("Terra"); TERRA CAPITAL, INC., a Delaware corporation ("Terra Capital"); TERRA NITROGEN, LIMITED PARTNERSHIP, a Delaware limited partnership formerly known as Agricultural Minerals, Limited Partnership ("AMLP"); each of the corporations listed on the signature pages hereof under the caption "TERRA AND AMLP GUARANTORS" (each such corporation, and each of Terra, Terra Capital and AMLP, an "Obligor" and, collectively, the "Obligors"); each of the lenders (the "Lenders") listed on the signature pages hereof; and CITIBANK, N.A., as agent for the Lenders and the "Issuing Banks" under the Credit Agreement referred to below (in such capacity, the "Agent").

          The Obligors, the Lenders, certain "Issuing Banks" and the Agent are parties to a Credit Agreement dated as of October 20, 1994 (as heretofore amended, the "Credit Agreement"). The Obligors wish to amend the Credit Agreement in certain respects, all on the terms and conditions herein. Accordingly, the parties hereto hereby agree as follows:

          Section 1. Definitions. Except as otherwise defined in this Amendment No. 3, terms defined in the Credit Agreement are used herein as defined therein.

          Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 3 below, but effective as of the Closing Date, the Credit Agreement shall be amended as follows:

          A. General. References in the Credit Agreement and the other Loan Documents (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.


                                Amendment No. 3
                                ---------------

          B. Definitions. Section 1.01 of the Credit Agreement shall be amended by adding, at the end of the definition of "Investment" therein, the following:

          "; provided, that the purchase of equipment, fixed assets, real property and improvements from such Person do not constitute Investments to the extent the same constitute Capital Expenditures."

          Section 3. Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the satisfaction of the condition precedent that the Agent shall have received this Amendment No. 3, duly executed by each of the Obligors, the Required Lenders and the Agent.

          Section 4. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              TERRA INDUSTRIES INC.


                              By____________________________
                                Title:





                                Amendment No. 3
                                ---------------
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                                     - 3 -



                              TERRA CAPITAL, INC.


                              By____________________________
                                Title:

                              TERRA NITROGEN, LIMITED
                                PARTNERSHIP

                                By Terra Nitrogen
                                    Corporation, its General Partner


                                    By_______________________
                                      Title:

                              TERRA AND AMLP GUARANTORS
                              -------------------------

                              TERRA NITROGEN CORPORATION


                              By____________________________
                                Title:




                                Amendment No. 3
                                ---------------

                              BEAUMONT METHANOL, LIMITED
                                PARTNERSHIP

                                By Terra Methanol
                                    Corporation, its General Partner


                                    By_______________________
                                      Title:

                              TERRA METHANOL CORPORATION


                              By____________________________
                                Title:

                              BMC HOLDINGS, INC.


                              By____________________________
                                Title:

                              TERRA CAPITAL HOLDINGS, INC.


                              By____________________________
                                Title:


                              THE AGENT
                              ---------

                              CITIBANK, N.A.


                              By____________________________
                                Title:




                                Amendment No. 3
                                ---------------

                              THE LENDERS
                              -----------

                              CITIBANK, N.A.


                              By____________________________
                                Title:

                              CHEMICAL BANK


                              By____________________________
                                Title:

                              ARAB BANKING CORPORATION


                              By____________________________
                                Title:

                              BANK OF AMERICA ILLINOIS


                              By____________________________
                                Title:

                              THE BANK OF NOVA SCOTIA


                              By____________________________
                                Title:

                              CAISSE NATIONAL DE CREDIT AGRICOLE


                              By____________________________
                                Title:



                                Amendment No. 3
                                ---------------

                              COOPERATIEVE CENTRALE RAIFFEISEN-
                                BOERENLEENBANK, B.A.,
                                "RABOBANK NEDERLAND", NEW YORK
                                BRANCH


                              By____________________________
                                Title:


                              By____________________________
                                Title:

                              CREDIT LYONNAIS CHICAGO BRANCH and
                              CREDIT LYONNAIS CAYMAN ISLAND
                                BRANCH


                              By____________________________
                                Title:

                              DRESDNER BANK AG, CHICAGO AND GRAND
                                CAYMAN BRANCHES


                              By____________________________
                                Title:

                              FIRST BANK NATIONAL ASSOCIATION


                              By____________________________
                                Title:


                                Amendment No. 3
                                ---------------

                              THE FUJI BANK, LIMITED


                              By____________________________
                                Title:


                              By____________________________
                                Title:

                              MELLON BANK, N.A.


                              By____________________________
                                Title:

                              MERRILL LYNCH PRIME RATE PORTFOLIO

                              By:   Merrill Lynch Asset
                                    Management, L.P., as
                                    investment advisor


                                    By_______________________
                                      Title:


                              MERRILL LYNCH SENIOR FLOATING RATE
                                FUND, INC.


                              By____________________________
                                Title:



                                Amendment No. 3
                                ---------------
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                                     - 8 -




                              NATIONSBANK OF TEXAS, N.A.


                              By____________________________
                                Title:

                              PROTECTIVE LIFE INSURANCE COMPANY


                              By____________________________
                                Title:

                              RESTRUCTURED OBLIGATIONS BACKED BY
                                SENIOR ASSETS B.V.

                                By  Chancellor Senior Secured
                                    Management, Inc., its
                                    Portfolio Advisor


                                    By_______________________
                                      Title:

                              STICHTING RESTRUCTURED OBLIGATIONS
                                BACKED BY SENIOR ASSETS 2 (ROSA2)

                                By  Chancellor Senior Secured
                                    Management, Inc., its
                                    Portfolio Advisor


                                    By_______________________
                                      Title:




                                Amendment No. 3
                                ---------------

                              UNION BANK OF SWITZERLAND, CHICAGO
                                BRANCH


                              By____________________________
                                Title:


                              By____________________________
                                Title:




                                Amendment No. 3
                                ---------------